Note 12 - Derivative Instruments	3 Months Ended
Jan. 31, 2025
Derivatives [member]
Statement Line Items [Line Items]
Disclosure of financial assets [text block]
12.	Derivative instruments:

At January 31, 2025, the Bank had an outstanding Interest rate swap, applied through a designated hedge which was established for asset liability management purposes to exchange between fixed and floating interest rates with a notional amount totaling $21.5 million ( October 31, 2024 - $22.0 million), of which $21.5 million ( October 31, 2024 - $22.0 million) qualified for hedge accounting. The Bank enters into interest rate swap contracts for its own account exclusively and does not act as an intermediary in this market. As required under the accounting standard relating to hedges, at January 31, 2025, a $314,000 ( October 31, 2024 - $19,000) asset relating to this contract was included in other liabilities and the offsetting amount included in the carrying values of the assets to which they relate. Approved counterparties are limited to major Canadian chartered banks. The carrying amount of the hedged item recognized in the credit assets  was $22.2 million.

As of January 31, 2025, the Bank utilized a foreign exchange forward contract through a designated hedge to mitigate the foreign exchange risk on its net investment in VersaBank USA. This hedging strategy is aimed at minimizing foreign exchange risk related to fluctuations between the VersaBank’s functional currency, CAD, and the foreign currency of its net investment, USD. Changes in the fair value of these derivatives, attributable to the effective portion of the hedge, are recognized in other comprehensive income, while the ineffective portion, if any, is recorded in profit or loss. As of January 31, 2025, the outstanding foreign exchange forward contract had a notional value of USD $63.0 million and a fair value of $461,000 (liability), hedging a portion of the USD $97.1 million net investment in VersaBank USA. Since there was no hedge ineffectiveness, there was no impact on profit or loss from this hedge. The hedge was assessed as highly effective, supporting the Bank’s risk management strategy to stabilize the financial impact of foreign exchange movements.

As of January 31, 2025, a designated hedge  exists for the remaining USD $34.1 million of the USD $97.1 million net investment in VersaBank USA. This is achieved through the allocation of part of a USD $75.0 million subordinated debt raised by the Bank in April 2021. Both the loan (liability) and the investment (asset) move in equal and opposite directions, with the liability serving as a hedge against rate fluctuations that may affect the valuation of the net investment.

As of January 31, 2025, the Bank utilized a foreign exchange forward contract to mitigate foreign exchange risk associated with the intercompany loan denominated in USD, resulting from intercompany transfer of assets, which aims to minimize foreign exchange risk related to fluctuations between the Bank’s functional currency, CAD, and the foreign currency denominated loan. As of January 31, 2025, the outstanding foreign exchange forward contract relating to this intercompany loan had a notional value of USD $13.4 million and a fair value of $106,000 (liability).

VERSABANK

Notes to Interim Consolidated Financial Statements

(Unaudited)

Three month periods ended January 31, 2025 and 2024